                                                                 EXHIBIT 10.14


  [CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION]

                            PRODUCT SUPPLY AGREEMENT


         This Agreement is entered into as of July 3, 1997 by and between Quidel Corporation, a Delaware corporation having a place of business at 10165 McKellar Court, San Diego, California 92121 ("QUIDEL") and Heska Corporation, a California corporation having a place of business at 1825 Sharp Point Drive, Fort Collins, Colorado 80525 ("HESKA").

                                    RECITALS

         A. QUIDEL has developed diagnostic tests for HESKA and desires to manufacture such tests in commercial quantities for sale and distribution by HESKA.

         B. HESKA desires to have the diagnostic tests developed by QUIDEL manufactured by QUIDEL exclusively for sale to HESKA.

         NOW, THEREFORE, in consideration of the mutual promises in this Agreement, the parties agree as follows:

1.               DEFINITIONS

                 1.1 "Affiliate" shall mean any company, corporation, or business in which a party owns or controls at least a fifty percent (50%) ownership interest or which owns or controls such an interest in such party.

                 1.2 "Development Agreement" shall mean the Restated Product Development Agreement between the parties effective as of July 3, 1997.

                 1.3 "Effective Date" shall mean the date on which this Agreement has been signed by authorized representatives of both parties. This date shall be inserted in the opening paragraph of this Agreement.

                 1.4              "Event of Default" shall have the meaning
                   given in Section 7.1 below.

                 1.5 "Product" shall mean a diagnostic test as set forth on Exhibit A hereto, as such Exhibit may be amended from time to time as provided in Section 2.1 below.
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                 1.6              "Specifications" shall mean the detailed
technical specifications for a Product as described in Section 2.1 below.

                 1.7 "USDA" shall mean the United States Department of Agriculture and any successor agency regulating manufacture and sale of the Products.

2.               PURCHASE OF PRODUCTS.

                 2.1 Products Subject to Agreement. HESKA may purchase from QUIDEL those products listed and described on Exhibit A attached hereto (the "Products") meeting the respective specifications for such Products set forth on Exhibit B (the "Specifications"). Additional products may be added to this Agreement upon mutual agreement of the parties and by substituting a revised Exhibit A and adding an additional schedule to Exhibit B relating to such new product.

                 2.2 Order of Precedence. All purchases of Products by HESKA shall be made on the terms of this Agreement; provided, however, that in the event of any conflict between the terms of this Agreement and the typewritten terms of any of HESKA's accepted purchase orders, the order of precedence shall be (i) any typewritten specially negotiated terms of any of HESKA's accepted purchase orders set forth on the face of such purchase order and (ii) this Agreement. All other terms and conditions contained in HESKA's or QUIDEL's standard form purchasing and selling documents shall be disregarded.

                 2.3 Purchase Orders. HESKA shall submit firm purchase written orders for Products at least 90 days prior to the date of shipment specified therein. HESKA's purchase orders shall (1) state the quantity of each Product, (b) specify the delivery location, and (c) state the desired date of delivery. Any purchase orders submitted by HESKA shall be subject to acceptance as to quantities and delivery dates by an authorized representative of QUIDEL at QUIDEL's principal sales office. Any order not rejected within five (5) business days shall be deemed accepted. Once so accepted, QUIDEL shall use commercially reasonable efforts to meet the delivery dates and quantities set forth on such purchase orders.

                 2.4 Forecasts. No later than the tenth day of each month after the Effective Date, HESKA will provide QUIDEL with a twelve month rolling forecast (each, a "Product Forecast") which will state: (a) the number of each type of Product which HESKA forecasts that it will order in each month, and (b) the month in which HESKA forecasts it will request delivery. QUIDEL's lead time for Products is six weeks, and the forecasted delivery date for each order will conform to such lead time requirements. HESKA will be bound by each of its then current Product Forecasts, but only as follows:





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                                  (a)              All forecasts within the
first three months of the then current Product Forecast are firm and may not be decreased in any subsequent Product Forecast, although with respect to the third month HESKA may increase the number of any particular Product to be delivered in that third month by up to twenty- five percent (25%).

                                  (b)              In any subsequent Product
Forecast, HESKA may increase or decrease freely the number of any particular type of Products it would order during the fourth and any subsequent months.

                                  (c)              Any changes in forecast
greater than those allowed by Section 2.4(a) require the written consent of QUIDEL. Any decrease in the number of units which HESKA has committed to purchase under Section 2.4(a), including any failure to deliver a purchase order for such number of units, shall be treated as a cancellation under
Section 2.5 below.

                 2.5 Cancellation. HESKA may cancel accepted purchase orders as follows. To the extent that any canceled order relates to Products scheduled for delivery more than three (3) months from the cancellation date, HESKA shall have no obligation to QUIDEL. To the extent that any canceled order relates to Products scheduled for delivery within three
(3) months from the cancellation date, HESKA shall pay to QUIDEL an amount equal to the price set forth on Exhibit A for the canceled Products.

                 2.6 Obsolete and Surplus Supplies. QUIDEL agrees that it shall order chemicals, packaging components and other supplies for use in HESKA's Products only in prudent quantities to meet the current portion of HESKA's Product Forecasts or to meet minimum quantity packaging material as stated in Exhibit A. HESKA shall purchase from QUIDEL all chemicals, packaging components and other supplies acquired specifically for HESKA's products to the extent that such supplies either (a) have become obsolete due to changes in the Specifications requested by HESKA or (b) are in excess of 150% of twelve months' requirements based upon the then current Product Forecast. Within thirty (30) days after QUIDEL's written request to HESKA therefor, with reasonable supporting detail in such request, HESKA will pay QUIDEL at QUIDEL's cost for such supplies which QUIDEL is not able to use in its manufacturing process or resell at its cost. QUIDEL will use commercially reasonable efforts to minimize the amount of HESKA's liability for compensation under this Section 2.6.

                 2.7 Artwork. HESKA shall provide all necessary artwork for labeling and packaging. All such artwork shall remain the property of HESKA.





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                 2.8              [





                                                    ]

3.               PRICES AND PAYMENT.

                 3.1 Prices. HESKA shall pay the unit price for each accepted Product as set forth on Exhibit A. The prices on Exhibit A include manufacturing, packaging and such other services as are indicated on Exhibit A. The prices set forth on Exhibit A shall be in effect for twelve
(12) months from the effective date (or for new Products, twelve (12) months from the date such Product is added to Exhibit A). At any time after the initial twelve (12) month period, either QUIDEL or HESKA shall have the right to request renegotiation of prices, based upon increases or reductions of cost, increases in HESKA volume and other relevant factors. The parties agree to negotiate any such price changes in good faith and to provide any reasonably necessary supporting documentation. All orders placed prior to the effective date of any increase shall be billed at the pre-increase net prices. All prices are F.O.B. QUIDEL's manufacturing facility, and are exclusive of taxes, freight and insurance, which shall be stated separately on the invoice to and paid by HESKA.

                 3.2              Payment.  QUIDEL shall invoice upon shipment.
Terms of payment are net thirty (30) days from the invoice date.

4.               DELIVERY.

                 4.1 Transportation and Risk of Loss. QUIDEL shall arrange transportation of the Products by carrier acceptable to HESKA to HESKA's specified delivery destination. Title to and risk of loss of the Products shall pass to HESKA at the time of delivery to the specified carrier.





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                 4.2              Delivery Delay.  HESKA may, at no additional
charge, request a one time delivery delay under an individual purchase order, provided such request is submitted to QUIDEL not fewer than ten (10) days prior to the accepted delivery date and delivery is to be delayed not more than sixty
(60) days from the accepted delivery date. If HESKA requests a delivery delay, HESKA agrees to accept the Product with any reduction in shelf life up to the amount of days covered by the delay request. A request to reschedule a shipment except as permitted in this Section 4.2 shall be treated as a cancellation.

                 4.3 Inspection. HESKA shall have a period of thirty (30) business days from the date of receipt of any shipment to inspect and reject any shipment. Within forty-five (45) business days, HESKA shall return any rejected Product to QUIDEL, freight prepaid, together with a written statement as to the grounds for rejection and identifying the exact quantity rejected. QUIDEL shall, within twenty (20) business days, deliver to HESKA replacement Products meeting the Specifications and shall credit HESKA with HESKA's freight charges in returning rejected Products.

5.               QUALITY CONTROL AND REGULATORY COMPLIANCE.

                 5.1 Quality Control Procedures. QUIDEL shall manufacture the Products to meet the Specifications and in accordance with the USDA approved Outline of Production. QUIDEL agrees that its quality control procedures shall be applied in the same rigorous manner as those procedures and checks which are applied to products for its own use and sale.

                 5.2 Notification. Each party agrees to notify the other within two (2) business days of learning of the failure of any batch of Products to meet the Specifications or QUIDEL's quality control procedures.

                 5.3 Changes to Specifications. HESKA may request that QUIDEL make changes to the Specifications for any Product. QUIDEL shall evaluate each such request and shall notify HESKA within thirty (30) days of the expected impact upon pricing, delivery and quality of such changes and of any regulatory issues arising out of such changes. QUIDEL may, but shall not be obligated, to implement any such changes. QUIDEL shall not make any revisions or changes to the Specifications without the prior written consent of HESKA.

                 5.4 Regulatory Compliance. QUIDEL shall be responsible for obtaining and maintaining at its expense any regulatory approvals required to be a licensed establishment for manufacture of the Products and required for each Product for further manufacture. HESKA shall be responsible for obtaining and maintaining at





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its expense all federal and state registrations and approvals required for the final Products. The parties agree to cooperate reasonably to enable each party to obtain such registrations and approvals.

                 5.5 Documentation and Audit Procedures. Each party shall maintain the originals of all required regulatory documentation to be kept by the manufacturer, the product license holder or the seller, as the case may be. Each party shall allow representatives of the other party, upon reasonable notice and at reasonable intervals, to examine, audit and copy such documentation during regular business hours for product liability, regulatory and quality control purposes.

                 5.6 Maintenance of Licenses. QUIDEL agrees to maintain a package of documentation as directed by HESKA regarding QUIDEL's compliance with USDA manufacturing Practices that relates to the Products being sold to HESKA and that complies with USDA regulations. QUIDEL will update this package promptly to reflect any material changes in a Product's manufacturing process or any changes in USDA requirements. QUIDEL agrees to provide this package to HESKA as reasonably requested by HESKA.

                 5.7              Notifications.

                                  (a)              Of QUIDEL. QUIDEL agrees
that it will promptly (and in any event within one (1) business day) notify HESKA of any contact, claim or other communication initiated by the USDA or any foreign counterparts that relates to, or may relate to, any Products and a copy of such communication, to the extent that it relates to a Product, shall be provided to HESKA. In addition, prior to initiating any contact with the USDA or any foreign counterparts relating to any Product, QUIDEL will provide HESKA with the opportunity to review and approve the substance of any such communication. QUIDEL will provide HESKA with copies of any such communications actually sent to the extent that they relate to a Product. Any communication relating to routine regulatory filings, notices and reports and other non-adverse communications, either initiated by QUIDEL or by any regulatory agency, that does not relate to a Product need not be provided. In addition, QUIDEL will notify HESKA the same business day of any inspection of QUIDEL's facilities by the USDA or any foreign counterpart and will provide a copy of any reports or other communications relating to such inspection to the extent that they relate to QUIDEL's manufacture of the Products.

                                  (b)              Of HESKA.  HESKA agrees that
it will promptly notify QUIDEL of any contact, claim or other communication by any entity or agency that relates to, or may relate to, HESKA's ability to perform its responsibilities herein. Any communication (other than routine regulatory filings, notices and reports and other





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non-adverse communications), either initiated by HESKA or by any regulatory agency that references a Product in this Agreement or the submission of any such Product will immediately be brought to the attention of QUIDEL and a copy of such communication, to the extent that it relates to a Product, shall be provided to QUIDEL.

                 5.8 Insurance. Each party will maintain product liability insurance covering its performance of its obligations hereunder with a minimum limit of liability of $1,000,000 in the aggregate. Each party will also maintain insurance to protect both parties from claims under any Worker's Compensation Acts and from any other damages from personal injury including death, which may be sustained by their respective agents, servants or employees and the general public and/or claims of property damage which might be sustained from any one of them due to the negligence of a party, in amounts mutually determined. Each party shall, upon request, furnish the other a certificate of insurance.

6.               WARRANTIES.

                 6.1 Product Warranty. QUIDEL warrants to HESKA that the Products will conform to their applicable Specifications through their respective expiration dates and will be manufactured in accordance with all applicable governmental statutes and regulations and with the outline of production applicable to such Products. Upon failure of any unit of Product to comply with the foregoing warranty, QUIDEL will promptly replace such unit with a unit that does comply or, if unable to replace it, promptly refund in cash to HESKA the amount paid by HESKA for such unit. QUIDEL will pay all shipping costs associated with the replacement of Products.

                 6.2 Exclusions. The foregoing warranties will not apply to the extent of any defects caused by improper or inadequate handling or storage of Products by HESKA.

                 6.3 No Other Warranties. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES EITHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                 6.4 Product Recall. QUIDEL shall substitute Product at no cost to HESKA to complete any Product recall required under applicable regulations by subsequent determination that the Product was not produced in accordance with its Specifications when released to HESKA or was not produced in compliance with applicable regulations or the approved outline of production. HESKA shall be responsible for all other recalls.





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7.               CONTINGENT MANUFACTURING LICENSE

                 7.1 Event of Default. The term "Event of Default" shall mean (a) failure of QUIDEL to deliver Products within fifteen
(15) days after the delivery date on the accepted purchase order, (b) failure of QUIDEL to deliver Products conforming to QUIDEL's warranties herein, (c) QUIDEL's failure to comply with material regulatory standards and requirements applicable to the manufacture and sale of the Products, (d) QUIDEL's general inability to pay its debts as they become due, admission in writing of inability to pay its debts generally or assignment for the benefit of creditors or the filing by or against QUIDEL of any bankruptcy insolvency, liquidation, winding up, reorganization, arrangement or similar proceeding, which proceeding is not stayed or dismissed within sixty (60) days or entry of an order for relief or the appointment of a receiver, trustee or similar official, (e) HESKA's having a reasonable basis to believe that QUIDEL will be unable to deliver Products conforming to QUIDEL's warranties herein, and (f) QUIDEL's breach of any covenant or obligation under this Agreement. Notwithstanding the foregoing, no Event of Default shall be deemed to exist under subsections (a),
(b), (c), (e) or (f) above until sixty (60) days after written notice from HESKA to QUIDEL specifying the condition or event giving rise to such Event of Default, if such condition or event is capable of cure and QUIDEL promptly commences and prosecutes such cure to completion in all material respects within such sixty (60) day period.

                 7.2 Grant of Manufacturing License. Upon an Event of Default as specified above and expiration of the applicable cure period, HESKA shall immediately have the right and license upon written notice to QUIDEL to manufacture and have manufactured Products and to use, modify, market, sell, license and sublicense such Products. QUIDEL agrees, upon receipt of such written notice from HESKA, to use its best efforts to cooperate promptly (and in any event within ten (10) business days) with HESKA to transfer to an alternative manufacturer specified by HESKA all manufacturing documentation relating to the production of the Products, including, but not limited to, standard operating procedures, bill of materials, designs, drawings, lists of tooling and materials required for the creation of new tooling, quality assurance protocols and other test materials and all computer programs reasonably necessary to enable such other manufacturer to manufacture the Products.

                 7.3              Scope of License.  The license granted under
Section 7.2 shall be a perpetual, worldwide, paid-up, assignable, royalty-free (subject to any royalty obligations to third parties), exclusive license.





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8.               LIMITATION OF LIABILITY

                 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES, LOST PROFITS, LOSS OF GOODWILL, OR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING IN ANY WAY OUT OF THE SALE OF, OR AGREEMENT TO SELL, PRODUCTS TO HESKA. THIS LIMITATION SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

9.               CONFIDENTIALITY

                 9.1 Basic Obligations. Each party agrees, both during the term of this Agreement and for a period of five years thereafter, to hold all information given to it by the other party that is identified as confidential (the "Confidential Information"), in confidence, and not to make the Confidential Information available in any form to any third party or to use the Confidential Information for any purpose other than the purposes described in this Agreement. Each party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of this Agreement, including limiting disclosure to employees or other persons who have a need to know and who have signed appropriate confidentiality agreements. This restriction on disclosure shall not apply to the extent that any Confidential Information (a) is or becomes a part of the public domain through no act or omission of the receiving party;
(b) was in the receiving party's lawful possession prior to the disclosure and had not been obtained by the receiving party from the disclosing party; (c) is lawfully disclosed to the receiving party by a third party without restriction on disclosure; or (d) is independently developed by the receiving party by personnel not having access to the Confidential Information.

                 9.2 Attorney-Client Protected Information. In the event that a party should reasonably request from the other party, for purposes of evaluating any claim or potential claim of infringement of proprietary rights or any other claim relevant to this Agreement, any Confidential Information that is protected by the attorney- client and/or attorney work product privileges, including notes and work papers, opinion letters and any other information in whatever form generated by an attorney or exchanged between an attorney and his client ("Attorney-Client Protected Information"), the receiving party agrees that, notwithstanding Section 9.1 above, (a) the receiving party shall not duplicate, copy or otherwise reproduce such Attorney-Client Protected Information for any purpose whatsoever; (b)





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Attorney-Client Protected Information shall neither be used by nor disclosed to any employees or representatives of the receiving party except for attorneys representing the receiving party and employees who will participate in evaluating the merits of any such claim, and (c) the receiving party shall return all Attorney-Client Protected Information to the disclosing party upon its completion of the evaluation referenced above.

10.              TERM AND TERMINATION

                 10.1 Term. The initial term of this Agreement shall be for a period of five (5) years, commencing on the Effective Date, and shall automatically renew thereafter for additional renewal terms of twelve
(12) months each, unless either party gives at least twelve (12) months prior written notice to the other that it does not wish to renew this Agreement.

                 10.2 Termination for Breach. This Agreement may be terminated by either party immediately if the other party commits any material breach of this Agreement which has not been remedied within sixty (60) days of written notice thereof.

                 10.3 Performance on Termination. Upon termination of this Agreement for any reason: (a) QUIDEL shall fill any confirmed purchase orders for delivery on the order delivery dates (unless QUIDEL terminates this Agreement for non-payment by HESKA) and HESKA shall pay QUIDEL for all such Products not later than ten (10) days after receipt of the invoice therefor;
(b) all raw materials and bulk antigen furnished by HESKA shall be returned;
(c) all costs of unused raw materials and packaging shall be paid by HESKA as provided in Section 2.6. QUIDEL acknowledges that the Products contain intellectual property of HESKA and, except for Products manufactured as provided in subsection (a) above, upon the expiration or termination of this Agreement for any reason QUIDEL shall cease manufacture of the Products and shall not sell Products to any party.

                 10.4 Survival. The obligations of the parties under Sections 6, 8, 9, 11, 12 and 13 shall survive the termination or expiration of this Agreement.

11.              RECORDS AND INSPECTION

                 11.1 Record Retention. Both parties shall maintain records with respect to obligations to itself and the other party under this Agreement. The records shall be retained for a period of not less than two (2) years or such longer period as required by law or regulation. All records relating to the manufacture, stability and quality control of all Products shall be retained for a period of not less than two (2) years





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from the date of expiration of each batch of each Product to which such records pertain.

                 11.2 Records Inspection. Each party may request to inspect and reproduce during normal business hours any records of the other party for any purpose reasonably related to the proper purposes of this Agreement. Such request shall be given at least ten (10) business days prior to the requested inspection date.

12.              INDEMNIFICATION.

                 12.1             Intellectual Property Indemnification.
QUIDEL shall defend and indemnify HESKA against any claim that any Products furnished and used as provided in this Agreement infringes a patent or copyright owned by a third party, and shall pay any costs and damages incurred by HESKA in such action, including reasonable attorneys' fees. This obligation shall not apply to the extent any such claim is based upon any biological materials supplied by HESKA. This obligation is contingent upon HESKA notifying QUIDEL promptly in writing of such claim, giving QUIDEL sole control of the defense and all related settlement negotiations, and providing QUIDEL with all assistance and information necessary for the defense. If any Product is held to infringe, or QUIDEL believes it may infringe, QUIDEL shall at its sole option either modify such Product to be non-infringing, or obtain a license for HESKA to continue using the Product. QUIDEL shall have no obligation hereunder for the modification of the Products or combination, operation or use of the Products with materials not furnished by QUIDEL if such infringement would have been avoided without such modification or combination.

                 12.2 HESKA Indemnity. HESKA shall indemnify and hold QUIDEL harmless from all claims, losses and damages which arise from any failure by HESKA to comply with any of the requirements of this Agreement, including export and governmental requirements, any actions taken by HESKA or its employees and agents in marketing its products, and any other act or omission of HESKA, its agents and employees.

13.              INTELLECTUAL PROPERTY RIGHTS.

                 13.1 Trademarks and Trade names. HESKA acknowledges that it does not have, nor shall it acquire, any interest in any QUIDEL trademark or trade name by virtue of this Agreement. The Products distributed by HESKA under this Agreement shall bear trademarks or trade names different than those used by QUIDEL for its own products. HESKA shall own rights in such trademarks or trade names and QUIDEL shall not acquire any rights in such trademarks and trade names by virtue of this Agreement.





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                 13.2             Ownership of Intellectual Property.  Each
party acknowledges that no transfer of ownership of or license to any intellectual property is contemplated by this Agreement except as specifically provided herein.

14.              GENERAL PROVISIONS

                 14.1 Entire Agreement. This Agreement, including its exhibits, embodies the entire understanding of the parties, there being no promises, terms, conditions or obligations, oral or written, express or implied, other than those contained herein. This Agreement may only be amended by a written document signed by authorized representatives of both parties.

                 14.2 Notice. Any notice required to be given hereunder shall be in writing and may be given by facsimile transmission to the facsimile number for such party set forth below or personal delivery (including by professional courier) at, or mailing (by first class receipted prepaid mail) to, the address of the party contained in this Agreement, or such other facsimile number or address as such party may have notified the other of pursuant to this Section. In the case of facsimile transmission or personal delivery, such notice shall be deemed to have been given upon the date of such transmission or delivery. In the case of mailing, such notice shall be deemed to have been given seven days after such mailing. Notices shall be addressed to the attention of the President.

                 14.3 Relationship of the Parties. Nothing in this Agreement shall constitute or be deemed to constitute a joint venture or partnership between the parties. The relationship between QUIDEL and HESKA shall be that of independent contractors.

                 14.4 Transfer and Assignment. Neither party may assign or sublicense any of its rights or obligations hereunder to any person, including any affiliate, without the prior written consent of the other party, provided, however, that a party may assign this Agreement without the other party's consent in connection with the sale, by merger of otherwise, of substantially all of a party's business relating to the subject matter hereof. Subject to the foregoing, this Agreement shall accrue to the benefit of and be binding upon the successors and assigns of the parties.

                 14.5 Force Majeure. Neither party shall be liable for any failure to perform any of its obligations hereunder (other than the payment of money) which results from act of God, the elements, fire, flood, component shortages, force majeure, riot, insurrection, industrial dispute, accident, war, embargoes, legal restrictions or any other cause beyond the reasonable control of the party, provided, however,





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that if such inability extends for more than ninety (90) days, the other party shall have the right to terminate this Agreement immediately upon written notice.

                 14.6 Severability. If any provision in this Agreement is found or held to be invalid or unenforceable, then the meaning of said provision shall be construed, to the extent feasible, so as to render the provision enforceable, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement which shall remain in full force and effect unless the severed provision is essential and material to the rights or benefits received by either Party. In such event, the parties shall use their best efforts to negotiate, in good faith, a substitute, valid and enforceable provision or agreement which most nearly effects their intent in entering into this Agreement.

                 14.7 No Waiver. No waiver of any term or condition of this Agreement shall be valid or binding on a party unless the same has been mutually assented to in writing by both parties. The failure of a party to enforce at any time any of the provisions of this Agreement, or the failure to require at any time performance by the other party of any of the provisions of this Agreement, shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the ability of a party to enforce each and every such provision thereafter.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written by their duly authorized representatives.

QUIDEL CORPORATION                HESKA CORPORATION



By /s/ Steven T. Frankel          By /s/ Fred M. Schwarzer
   -----------------------           -----------------------------------------

Name Steven T. Frankel            Name Fred M. Schwarzer
     ---------------------             ---------------------------------------

Title President and CEO           Title President & CEO
      --------------------              --------------------------------------

Facsimile 619 546-8955            Facsimile 970 484 9505
          ----------------                  ----------------------------------





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                                   EXHIBIT A

                              Products and Pricing


Products

1. Feline Heartworm Antigen Test Kit having the specifications attached as Exhibit B-1.

2. Canine Heartworm Antibody Test Kit having the specifications attached as Exhibit B-2.

Pricing.

QUIDEL will supply units of Products to HESKA at a price per unit of [    ] for
tests in strip format and [     ] for tests in cassette format.  Price is FOB
QUIDEL packaged as described in Exhibit C.

                                  EXHIBIT B-1

              Specifications for Feline Heartworm Antigen Test Kit

                        NEW PRODUCT DESIGN SPECIFICATIONS
                       Feline Heartworm Antibody Test Kit


                                HESKA/QUIDEL TEST
--------------------------------------------------------------------------------
              SPECIFICATION                          SPECIFICATION
========================================= ======================================
1.   MARKET/SEGMENT                                     In-clinic
----------------------------------------- --------------------------------------
2.   FORMAT                                              One-step
----------------------------------------- --------------------------------------
3.   TECHNOLOGY                                 Lateral flow antibody detection
----------------------------------------- --------------------------------------
4.   TYPE OF SPECIMEN                       [ ] anticoagulated whole blood,
                                                      serum or plasma, cat
----------------------------------------- --------------------------------------
5.   STORAGE OF SPECIMEN                    Uncoagulated whole blood fresh or
                                            stored at 2(degree)-7(degree) C [
                                                                   ]
----------------------------------------- --------------------------------------
6.   [                              ]       [                              ]
----------------------------------------- --------------------------------------
7.   [                              ]       [                              ]
----------------------------------------- --------------------------------------
8.   [                              ]       [                              ]
----------------------------------------- --------------------------------------
9.   [                              ]       [                              ]
----------------------------------------- --------------------------------------
10.  [                              ]       [                              ]
----------------------------------------- --------------------------------------
11.  END OF TEST INDICATOR                              yes or no
----------------------------------------- --------------------------------------
12.  [                              ]       [                              ]
----------------------------------------- --------------------------------------
13.  [                              ]       [                              ]
----------------------------------------- --------------------------------------
14.  [                              ]       [                              ]
----------------------------------------- --------------------------------------
15.  TOTAL ASSAY TIME (RUN TIME)                      5 min or less
----------------------------------------- --------------------------------------
16.  [                              ]       [                              ]
----------------------------------------- --------------------------------------
17.  [                              ]       [                              ]
----------------------------------------- --------------------------------------
18.  [                              ]       [                              ]
----------------------------------------- --------------------------------------
19.  [                              ]       [                              ]
----------------------------------------- --------------------------------------
20.  KIT SIZE                                         25, 10 and 1
----------------------------------------- --------------------------------------
21.  [                              ]       [                              ]
----------------------------------------- --------------------------------------


21 April 1997

                                  EXHIBIT B-2

              Specifications for Canine Heartworm Antibody Test Kit

                        NEW PRODUCT DESIGN SPECIFICATIONS
                        Canine Heartworm Antigen Test Kit


                                HESKA/QUIDEL TEST
--------------------------------------------------------------------------------
              SPECIFICATION                          SPECIFICATION
========================================= ======================================
1.   MARKET/SEGMENT                                     In-clinic
----------------------------------------- --------------------------------------
2.   FORMAT                                              One-step
----------------------------------------- --------------------------------------
3.   TECHNOLOGY                                 Lateral flow antibody detection
----------------------------------------- --------------------------------------
4.   TYPE OF SPECIMEN                       [ ] anticoagulated whole blood,
                                                      serum or plasma, cat
----------------------------------------- --------------------------------------
5.   STORAGE OF SPECIMEN                    Uncoagulated whole blood fresh or
                                            stored at 2(degree)-7(degree) C [
                                                                   ]
----------------------------------------- --------------------------------------
6.   [                              ]       [                              ]
----------------------------------------- --------------------------------------
7.   [                              ]       [                              ]
----------------------------------------- --------------------------------------
8.   [                              ]       [                              ]
----------------------------------------- --------------------------------------
9.   [                              ]       [                              ]
----------------------------------------- --------------------------------------
10.  [                              ]       [                              ]
----------------------------------------- --------------------------------------
11.  END OF TEST INDICATOR                              yes or no
----------------------------------------- --------------------------------------
12.  [                              ]       [                              ]
----------------------------------------- --------------------------------------
13.  [                              ]       [                              ]
----------------------------------------- --------------------------------------
14.  [                              ]       [                              ]
----------------------------------------- --------------------------------------
15.  TOTAL ASSAY TIME (RUN TIME)                      5 min or less
----------------------------------------- --------------------------------------
16.  [                              ]       [                              ]
----------------------------------------- --------------------------------------
17.  [                              ]       [                              ]
----------------------------------------- --------------------------------------
18.  [                              ]       [                              ]
----------------------------------------- --------------------------------------
19.  [                              ]       [                              ]
----------------------------------------- --------------------------------------
20.  KIT SIZE                                         25, 10 and 1
----------------------------------------- --------------------------------------
21.  [                              ]       [                              ]
----------------------------------------- --------------------------------------


21 April 1997
Page 1 of 1

                                    EXHIBIT C

               Specifications for Packaging and Kit Configuration

PACKAGING CONFIGURATION

Ten or twenty-five foil pouched cassettes in unit tray
One directional insert packaged in unit carton
Ten unit cartons per shipper

Description of Packaging Components

Unit Carton        Notched tuck top style
                   0.024 clay coated solid bleached sulphate
                   Automatic bottom
                   Printed four colors
                   Ten cassette configuration includes insert for holding cassettes

Package Insert     40 # opaque smooth
                   printed two color
                   At least one page with one fold (or as needed to meet regulatory or licensing requirements)

Shipper            #200, C Craft carton
                   shipper will contain ten kits

Pipettes Ten or twenty-five calibrated pipettes in sealable plastic bag